Exhibit 99.1

Program to begin at 8:30 AM ET N o t F o r P r o m ot io n a l U s e , F o r I n v e s t o r s O n ly

Forward - Looking Statements Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 2 This Presentation contains forward - looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”) . Cytokinetics disclaims any intent or obligation to update these forward - looking statements and claims the protection of the Act's Safe Harbor for forward - looking statements . Examples of such statements include, but are not limited to, statements related Cytokinetics’ research and development and commercial readiness activities, including the initiation, conduct, design, enrollment, progress, continuation, completion, timing and results of clinical trials, projections regarding growing prevalence, low survival rates and market opportunity in heart failure, hypertrophic cardiomyopathy (HCM) or amyotrophic lateral sclerosis (ALS) ; projections regarding the size of the addressable patient population for omecamtiv mecarbil, aficamten or reldesemtiv ; Cytokinetics’ commercial readiness for omecamtiv mecarbil ; the likelihood of approval and timing for regulatory approval of omecamtiv mecarbil or any of our other drug candidates ; the submission of a new drug application (NDA) to the FDA for omecamtiv mecarbil in 2021 ; the timing of commencement of COURAGE - ALS, a phase 3 clinical trial of reldesemtiv or the timing of commencement of a phase 3 clinical trial of aficamten ; the timing of any potential commercial launch of our product candidates, if approved ; commercial opportunities for our product candidates ; Cytokinetics’ cash runway, cash balances and estimated cash expenditures ; interactions with the FDA ; the properties, potential benefits and commercial potential of aficamten, omecamtiv mecarbil , reldesemtiv and Cytokinetics’ other drug candidates . Such statements are based on management's current expectations ; but actual results may differ materially due to various risks and uncertainties, including, but not limited to, potential difficulties or delays in the development, testing, regulatory approvals for trial commencement, progression or product sale or manufacturing, or production of Cytokinetics’ drug candidates that could slow or prevent clinical development or product approval, including risks that current and past results of clinical trials or preclinical studies may not be indicative of future clinical trial results, patient enrollment for or conduct of clinical trials may be difficult or delayed, Cytokinetics’ drug candidates may have adverse side effects or inadequate therapeutic efficacy, the FDA or foreign regulatory agencies may delay or limit Cytokinetics’ ability to conduct clinical trials, and Cytokinetics may be unable to obtain or maintain patent or trade secret protection for its intellectual property ; Cytokinetics may incur unanticipated research, development and other costs or be unable to obtain financing necessary to conduct development of its products ; standards of care may change, rendering Cytokinetics’ drug candidates obsolete ; and competitive products or alternative therapies may be developed by others for the treatment of indications Cytokinetics’ drug candidates and potential drug candidates may target . These forward - looking statements speak only as of the date they are made, and Cytokinetics undertakes no obligation to subsequently update any such statement, except as required by law . For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission (the “SEC”)

Company Speakers



Robert Blum
President & CEO



Fady Malik, M.D., Ph.D.
EVP, Research & Development



Andrew Callos
EVP, Chief Commercial Officer



Stuart Kupfer, M.D.
SVP, Chief Medical Officer



Ching Jaw
Chief Financial Officer



Jennifer Laux
VP, Cardiovascular Marketing



Diann Potestio
VP, Global Value, Access & Distribution



Steve Heitner, M.D.
Senior Medical Director, Clinical Research, Cardiovascular



Joanna Siegall
Senior Manager, Corporate Communications & Investor Relations

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Expert Panel



Alanna Morris, MD MSc, FHFSA, FACC, FAHA
Associate Professor of Medicine, Division of Cardiology; Director of Heart Failure Research, Emory University Clinical Cardiovascular Research Institute



Tariq Ahmad, MD, MPH
Associate Professor of Medicine; Medical Director of Advanced Heart Failure, Cardiovascular Medicine, Yale School of Medicine

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Charting the Commercial Course: Today's Agenda

Topic	Presenter
Intro	Joanna Siegall
Welcome	Robert Blum
Heart Failure Landscape	Fady Malik, MD, PhD
***Omecamtiv Mecarbil*: GALACTIC-HF**	Stuart Kupfer, MD
Expert Panel Discussion	Tariq Ahmad, MD, Alanna Morris, MD
***Omecamtiv Mecarbil*: Filling an Unmet Patient Need**	Andrew Callos
US Go-to-Market Strategy	Andrew Callos, Jennifer Laux, Diann Potestio
Q&A	
Break (approx. 10:15 AM)	
HCM Landscape	Andrew Callos
***Aficamten*: Potential Next-in-Class Therapy**	Steve Heitner, MD
Franchise Strategy	Andrew Callos
Financial Foundation & Corporate Development	Ching Jaw
Q&A	
Closing Remarks	Robert Blum

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Engaging in Today's Meeting

In Person Attendees:

- **Masks**: Masks are not required for those who are fully vaccinated. However, we encourage mask wearing whenever you are not eating or drinking.
- **Refreshments**: Please help yourself to coffee and breakfast. We will have boxed lunches available for all attendees at the end of our program.
- **Questions**: To ask a question please raise your hand and we will bring a microphone to you.

Online Attendees:

- **Resources**: Use the tabs to the left to view speaker bios, the event agenda and supplementary resources.
- **Questions**: To ask a question type your question into the tab called "Ask a Question". Questions will be relayed to our team in the room during the event.
- **Technical Issues**: Visit the "Help Desk" tab for support related to any technical issues.

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Introduction Robert Blum, President & CEO N o t F o r P r o m ot io n a l U s e , F o r I n v e s t o r s O n ly

8 T o b r i n g f o r w a r d n e w m e d i c i n e s t o i m p r o ve t h e h e a l th s p a n o f p e op l e w i t h devastating cardiovascular and neuromuscular diseases of impaired muscle function. Sarcomere Directed Therapies OUR MISSION

VISION 2025

Leading with Science, **Delivering for Patients**

As always, we will support disease advocacy groups elevating the patient voice and live by our values of integrity, fairness and compassion in all that we do.


Our vision is to be the leading muscle biology biopharma company that meaningfully improves the lives of patients with diseases of impaired muscle function through access to our pioneering medicines

- **Achieve regulatory approvals for at least two drugs arising from our pipeline**
- **Build commercial capabilities to market and sell our medicines reflective of their innovation and value**
- **Generate sustainable and growing revenues from product sales**
- **Double our development pipeline to include ten therapeutic programs**
- **Expand our discovery platform to muscle energetics, growth and metabolism**
- **Be the science-driven company people want to join and partner with**

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Executing On Our Vision

- Scientific innovation driven by modulating cardiac myosin
- First-in-class myosin activator
- Next-in-class myosin inhibitor
- Expansion beyond contractility to muscle energetics, metabolism

- Customer-centric approach to portfolio management
- Overlap between HFrEF and HCM accounts
- Commercial build in HFrEF supports future HCM business
- Lifecycle management extends and expands franchise



Lead with Science
Methodically Investigate
Think Like a Patient
Build a Franchise

- Positive Phase 3 results from GALACTIC-HF; NDA submission expected in 2H 2021
- Reported positive Phase 2 results from REDWOOD-HCM; Phase 3 clinical trial expected by year-end
- Clinical trial results from METEORIC-HF expected in early 2022

- Regular input, collaboration and guidance
- Elevate patient voice
- Improve function, performance and healthspan

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Pipeline of Novel Muscle-Directed Drug Candidates


Research
Pre-Clinical
Phase 1
Phase 2
Phase 3
CARDIAC MUSCLE
Omecamtiv Mecarbil (Heart Failure)
Aficamten (oHCM, nHCM, HFpEF)
CK-271
CK-136 (Heart Failure, other)
SKELETAL MUSCLE
Reldesemtiv (ALS)*
CK-601
Additional Skeletal Muscle Activators
OTHER
Muscle Biology Directed Research
Myosin-Targeted
Troponin-Targeted
Research

* Astellas to provide co-funding in exchange for low single-digit royalty
All drug candidates above are investigational products and are not approved as safe or effective for any indication.

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One Molecular Target Supports Emerging CV Franchise



Activate
Omecamtiv Mecarbil
Myosin
Inhibit
Aficamten
Tropomyosin
Actin
Calcium
Thin filament
ATP
Myosin head
Myosin lever arm
Thick filament

12

CHARTING THE COMMERCIAL COURSE
Analyst & Investor Day 2021

Cytokinetics

# HF Treatment Landscape

*Fady Malik, M.D., Ph.D.*
*EVP, Research & Development*

Not For Promotional Use, For Investors Only

Heart Failure Is a Public Health Emergency

~6.5 million Americans ≥20 years of age have HF; 1 million new HF cases occur annually[1]

46%

Increase in Americans living with HF through 2030 owing to aging population and decline in mortality[1]

50%

HF patients who will die within 5 years[1]

127%

Cost increase of HF through 2030
(increasing from $43.6[2] billion to $69.7 billion)3

HF: heart failure

1. Benjamin EJ, et al. *Circulation*. 2018;137:e67-e492;
1. Urbich, M., Globe, G., Pantiri, K. et al. A Systematic Review of Medical Costs Associated with Heart Failure in the USA (2014–2020). PharmacoEconomics 38, 1219–1236 (2020). https://doi.org/10.1007/s40273-020-00952-0
2. Heidenreich PA, Albert NM, Allen LA, Bluemke DA, Butler J, Fonarow GC, et al. Forecasting the impact of heart failure in the United States: a policy statement from the American Heart Association. Circ Heart Fail. 2013;6(3):606–19. https://doi.org/10.1161/HHF.0b013e318291329a.

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Hospitalization & Rehospitalization Rates Are Burdensome

Despite treatment advances, nearly 50% of patients are readmitted to the hospital within 5 years[3,b]

~900,000
Annual HF hospitalizations in the US[1]

24%
Patients readmitted to hospital within 30 days[2,a]

49%
Patients readmitted to hospital within 5 years[3,b]

HF, heart failure; HFbEF, heart failure with borderline ejection fraction; HFpEF, heart failure with preserved ejection fraction; HFrEF, heart failure with reduced ejection fraction.

1. Benjamin EJ, et al. *Circulation*. 2019;139:e56-e528.
2. Davis JD, et al. *Am J Med*. 2017;130:93.e9-93.e28. (a) In an investigational study of patients with an index hospitalization for HF from California, New York, and Florida from 2007–2011 (N=547,088).
3. Shah KS, et al. *J Am Coll Cardiol*. 2017;70:2476-2486. (b) Among HFrEF patients (n=18,398), HFbEF patients (n=3285), and HFpEF patients (n=18,299) in the GWTG-HF registry, a study of patients on Medicare and Medicaid services (N=39,982). GWTG-HF, Get With the Guidelines®-Heart Failure

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Foundational GDMT – Problem Solved?

2021 ESC Guidelines for the Diagnosis and Treatment of Acute and Chronic Heart Failure


Management of patients with HFrEF
ACE-I/ARNI
Beta-blocker
MRA
Dapagliflozin/Empagliflozin
Loop diuretic for fluid retention
(Class I)
LVEF ≤35% and QRS <130 ms and where appropriate
LVEF >35% or device therapy not indicated or inappropriate
SR and LVEF ≤35% and QRS ≥130 ms
ICD
Non-ischaemic (Class IIa)
Ischaemic (Class I)
CRT-D/-P
QRS 130-149 ms (Class IIa)
QRS ≥150 ms (Class I)
If symptoms persist, consider therapies with Class II recommendations
ESC

GDMT: Guideline directed medical therapy
Source: *Eur Heart J.* 2021 Sep 21;42(36):3599-3726.

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# Not Yet – Event Rates in HFrEF Remain Startling High

## Event Rates in Placebo Group of GALACTIC-HF on Excellent GDMT


Incidence (per 100 patient-years)
Ejection Fraction[1]
>median
≤median
40
30
20
10
0
Primary Outcome
HF Hospitalization
CV Death
All Cause Death
NYHA Class*
Class II
Class III/IV
Primary Outcome
HF Hospitalization
CV Death
All Cause Death
Duke Cohort[1]
Not Hosp w/in 1 yr
Hosp w/in 1 yr
60
50
40
30
20
10
0
All-cause Death/ HF Hospitalization
HF Hospitalization
All Cause Death
NT-proBNP*
≤ median
> median
Primary Outcome
HF Hospitalization
CV Death
All Cause Death

1. Teerlink J et al, JACC 2021
2. Carnicelli AP et al, J Am Heart Assoc, 2021
*Cytokinetics, Data on File

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Not Yet – Event Rates in HFrEF Remain Startling High

Event Rates in Placebo Group of GALACTIC-HF on Excellent GDMT



Incidence (per 100 patient-years)
Ejection Fraction[1]
>median
≤median
40
30
20
10
0
Primary Outcome
HF Hospitalization
CV Death
All Cause Death

Medical Therapy in Higher Risk Group	
ACEi/ARB/ARNi	88%
Beta-Blocker	94%
MRA	77%



NYHA Class*
Class II
Class III/IV
40
30
20
10
0
Primary Outcome
HF Hospitalization
CV Death
All Cause Death

Medical Therapy in Higher Risk Group	
ACEi/ARB/ARNi	84%
Beta-Blocker	93%
MRA	77%



Duke Cohort[2]
Not Hosp w/in 1 yr
Hosp w/in 1 yr
60
50
40
30
20
10
0
All-cause Death/ HF Hospitalization
HF Hospitalization
All Cause Death

Medical Therapy in Higher Risk Group	
ACEi/ARB/ARNi	77%
Beta-Blocker	88%
MRA	46%



NT-proBNP*
≤ median
> median
40
30
20
10
0
Primary Outcome
HF Hospitalization

Medical Therapy in Higher Risk Group	
ACEi/ARB/ARNi	83%
Beta-Blocker	93%
MRA	75%

1. Teerlink J et al, JACC 2021
2. Carnicelli AP et al, J Am Heart Assoc, 2021
*Cytokinetics, Data on File

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Higher Risk Patients Tolerate Less GDMT The sickest patients are the most difficult to treat with GDMT 90 80 70 60 50 40 30 20 10 0 Risk - Treatment Mismatch in HF: Canadian EFFECT Study Low Risk Average Risk High Risk 1 - Year M o r t a li t y R a t e 1 - Year Follow - Up At Hospital Discharge Lee D. JAMA . 2005;294:1240 - 1247 A C E I  - B l o c k e r or ARB 90 - Day Follow - Up A C E I Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 19 A C E I  - B l o ck e r or ARB P a t i en t s , % A C E I G D MT li m i t a t io n s • R e n a l D ys f un c t i o n • Azotemia • Hypotension • Hyperkalemia • Angioedema • Bradycardia • Fatigue

After Foundational GDMT – What Next?

Patients with worsening HF need alternatives


Management of patients with HFrEF
ACE-I/ARNI
Beta-blocker
MRA
Dapagliflozin/Empagliflozin
Loop diuretic for fluid retention
(Class I)
LVEF ≤35% and QRS <130 ms and where appropriate
LVEF >35% or device therapy not indicated or inappropriate
SR and LVEF ≤35% and QRS ≥130 ms
ICD
Non-ischaemic (Class IIa)
Ischaemic (Class I)
CRT-D/-P
QRS 130-149 ms (Class IIa)
QRS ≥150 ms (Class I)
If symptoms persist, consider therapies with Class II recommendations
ESC

GDMT: Guideline directed medical therapy
Eur Heart J. 2021 Sep 21;42(36):3599-3726.

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Significant Unmet Need in HFrEF

Proprietary market research suggests need for novel therapy

Market research suggests need for novel therapy	Drugs that do not affect renal function	Drugs that do not affect BP	Drugs that enhance cardiac performance	Disease modifying therapies	Drugs that increase QoL
Physicians say newly approved therapies have prolonged survival, decreased hospital visits, but still **see need for other therapies that reduce mortality**	Most physicians recognize negative effect therapies such as aldosterone antagonists have **on renal function**	BP often limiting factor for up titration and therapy initiation Need efficacious drugs **that do not result in hypotension**	Need drugs that target **novel/more specific molecular targets** Need targets other than the neurohormonal pathway	Need drugs that safely enhance contractility Increased EF most frequently mentioned desired measure	Patient management will improve **with drugs that increase QoL** Patient QoL decreases as they lose the ability to perform daily tasks

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CHARTING THE COMMERCIAL COURSE
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Cytokinetics

*Omecamtiv Mecarbil:*

# GALACTIC-HF

*Stuart Kupfer, M.D., SVP, Chief Medical Officer*

Not For Promotional Use, For Investors Only

Pivotal Phase 3 Trial Design

GALACTIC-HF

Landmark clinical trial results published in NEJM

Overview
Enrolled 8,256 patients at ~1,000 sites in 35 countries
Primary Endpoint
Composite of time to cardiovascular (CV) death or first HF event*, whichever occurs first
Secondary Endpoints
• Time to CV death • Change in Kansas City Cardiomyopathy Questionnaire Total Symptoms Score (KCCQ TSS) from baseline to Week 24 • Time to first HF hospitalization • Time to all-cause death

Key Design Points

- Dose optimization based on trough concentration of *omecamtiv mecarbil* at 2 weeks and 6 weeks
- High risk patients enrolled from inpatient and outpatient settings
- Designed to provide 90% statistical power to assess risk of CV death

*An HF event defined as the presentation of the subject for an urgent, unscheduled clinic/office/ED visit, or hospital admission, with a primary diagnosis of HF, where the patient exhibits new or worsening symptoms of HF on presentation, has objective evidence of new or worsening HF, and receives initiation or intensification of treatment specifically for HF (Hicks et al, 2015). Changes to oral diuretic therapy do not qualify as initiation or intensification of treatment.

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24 Charting the Commercial Course : Analyst & Investor Day 2021 Baseline Demographics W o r s e n i n g H F p o pu lati o n w it h h ig h l e v e l o f G D M T Characteristic OM ( N =4120 ) Placebo ( N =4112 ) Demographics A g e ( y e a r s ) , m e d i a n ( Q 1 , Q 3 ) 6 6 ( 58 , 73 ) 6 6 ( 58 , 73 ) S e x , f e m a l e , n ( % ) 87 5 ( 21 . 2 ) 87 4 ( 21 . 3 ) W h i t e / A s i a n / B l a c k / o t he r , % 78/9/7/7 78/9/7/7 H e a rt F a il u re H i s t o ry a n d M e d i c a l C o nd i t i o n s L V E F ( % ) , m e a n ( S D ) 26 . 6 ( 6 . 3 ) 26 . 5 ( 6 . 3 ) NYHA class, II/III/IV, % 53/44/3 53/44/3 I s c he m i c e t i o l o g y , % 53.2 54.0 A t r i a l f i b / f l u tt e r a t s c r een i n g , % 27.8 26.7 T y p e 2 d i a b e t e s , % 40.1 40.3 Characteristic OM ( N =4120 ) Placebo ( N =4112 ) Vitals and Laboratory Parameters N T - p r o B N P ( pg / m L ) , m e d i a n ( Q 1 , Q 3 ) 1977 ( 980 , 4061 ) 2025 ( 1000 , 4105 ) S B P ( mm Hg ) , m e a n ( S D ) 11 6 (15) 11 7 (15) H e a r t r a t e , m e a n ( S D ) 7 2 (12) 7 2 (12) eG F R ( m L / m i n / 1 . 73 m 2 ) , m e d i a n ( Q 1 , Q 3 ) 59 ( 44 , 74 ) 59 ( 44 , 74 ) Cardiac TnI (ng/mL), median (Q3) 0 . 02 7 ( 0 . 052 ) 0 . 02 7 ( 0 . 052 ) M e d i c a t i o n s a n d C a r d i a c D e v i c e s ACEI/ARB/ARNi , % 87 87 ARNi, % 20 19 B B , % 94 94 MRA, % 78 78 S G L T 2 i , % 2.5 2.8 CRT, % 14 14 ICD, % 32 31 ACEi, angiotensin - converting enzyme inhibitor; ARB, angiotensin receptor blocker; ARNi, angiotensin receptor - neprilysin inhibitor; BB, beta blocker; CRT, cardiac resynchronization therapy; eGFR, estimated glomerular filtration rate; fib, fibrillation; hsTnI, high - sensitivity troponin I; ICD, implantable cardioverter - defibrillator; LVEF, left ventricular ejection fraction; MRA, mineralocorticoid receptor antagonist; Q, quartile; SBP, systolic blood pressure; SGLT2i, sodium - glucose co - transporter 2 inhibitor. Teerlink JR et al., Cardiac Myosin Activation with Omecamtiv Mecarbil in Systolic Heart Failure; N Eng J Med 2020, 384:105 - 116.

Positive Primary Composite Endpoint Time to first HF event or CV death – 8% relative risk reduction Placebo 4112 3310 2889 2102 1349 647 141 OM 4120 3391 2953 2158 1430 700 164 Patients at risk, n C u m u l a t i v e i n c i d en c e , % 0 0 6 12 18 24 M o n t h s ( 3 0 d ay s ) s i n c e r a n do m i z a t i o n 30 36 50 45 40 35 30 25 20 15 10 5 P l a c e b o Om e c a m t i v mecarbil HR = 0.92 ( 95 % C I , 0 . 8 6 – 0 . 99 ) P = 0 . 02 5 Teerlink JR et al., Cardiac Myosin Activation with Omecamtiv Mecarbil in Systolic Heart Failure; N Eng J Med 2020, 384:105 - 116. Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 25

# Treatment Effect Increased Progressively As Baseline LVEF Decreased

GALACTIC-HF

## Incidence of Primary Composite Endpoint



Incidence Rate (per 100py)
60
50
40
30
20
10
Placebo
Treatment Effect
Omecamtiv mecarbil
5,842 patients
2414 patients
10
15
20
25
30
35
Ejection fraction (%)

## Relative Treatment Effect on Primary Endpoint



Treatment Effect (Ratio)
1.2
1.0
0.8
0.6
10
15
20
25
30
35
Ejection fraction (%)



JACC

ARR = Absolute Risk Reduction
RRR = Relative Risk Reduction
Teerlink JR, Diaz R., Felker GM, et al. Effect of Ejection Fraction on Clinical Outcomes in Patients treated with Omecamtiv Mecarbil in GALACTIC-HF. JACC. 2021

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# Greater Treatment Effect with Higher NT-proBNP

GALACTIC-HF

Heart Failure & World Congress on Acute Heart Failure 2021


Primary Composite Outcome
HF Hospitalizations
Placebo better
HR=1 (unity)
OM better
Treatment Effect
1.8
1.6
1.4
1.2
1
.8
.6
.4
200
500
1000
2000
5000
10000
20000
NTproBNP
HR=1 (unity)
95%CI
Continuous HR

Primary Composite Outcome: Time to first HF event or CV death

McMurray JM, Efficacy of omecamtiv mecarbil in HFrEF according to NT-proBNP level: Insights from the GALACTIC-HF trial, ESC Heart Failure 2021, June 2021

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Greater Treatment Effect in Higher - Risk, Worsening HF Results of the primary outcome in pre - specified subgroups showed greater treatment effect in patients with markers of worsening heart failure, i n c l u d i n g p a t i e n t s w i t h L VEF ≤28%: (n=4,456) HR 0.84; 95% CI 0.77, 0.92 Subgroup N o. of E v e n t s / N o. of P a t i e n t s H a z a r d R a t i o ( 95 % C l ) Norm p - v a l u e ARR A l l P a t i e n t s 3103 / 82 3 2 0.92 (0.86, 0.99) 0.025 2.1% L V E F ≤28% 1821 / 445 6 0 . 8 4 (0 . 77 , 0.92) <0.001 4.9% Outpatients 1255 / 330 4 0.83 (0.75, 0.93) 0.001 5.0% Inpatients 566/1152 0.86 (0.73, 1.02) 0.084 3.9% H o s p < 3 m o s 1200 / 268 8 0.83 (0.74, 0.93) 0.001 5.2% C l a s s III / I V 1055/2132 0.80 (0.71, 0.90) <0.001 7.0% NT - proBNP >2000 1249 / 24 3 1 0.77 (0.69, 0.87) <0.001 8.1% S B P <11 0 843 / 1 82 0 0.81 (0.70, 0.92) 0.002 7.4% 0 . 5 0.8 1.0 1.2 OM P l a c e b o Better Better Teerlink JR et al., Cardiac Myosin Activation with Omecamtiv Mecarbil in Systolic Heart Failure; N Eng J Med 2020, 384:105 - 116. Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 28

Greater Treatment Effect in More Severe HF

Severe HF defined as NYHA III-IV, EF ≤ 30%, HF hospitalization in last 6 months

GALACTIC-HF

Heart Failure & World Congress on Acute Heart Failure 2021



0.60
0.50
0.40
0.30
0.20
0.10
0.00
0
6
12
18
24
30
Months
HR 0.80 (0.71, 0.90)
p<0.001
HR 0.99 (0.91, 1.08)
p=0.84
Severe HF-Placebo
Severe HR-Omecamtiv
Not Severe HF-Placebo
Not Severe HR-Omecamtiv

Treatment effect for primary endpoint in severe HF
HR = 0.80 (0.71, 0.90)

Absolute risk reduction 8.3 events/100 pt-years
NNT = 12

Felker GM, Omecamtiv Mecarbil in Patients with Severe Heart Failure: An Analysis from GALACTIC-HF, ESC Heart Failure 2021, June 2021

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Clinically Meaningful Treatment Effect in North America Significant Risk Reduction of the Primary Composite Outcome Primary Composite Outcome: Time to first HF event or CV death P r i m a r y O u t c o m e , N o r t h A m e r i c a 0 . 5 0 0 . 4 0 0 . 3 0 0 . 2 0 0 . 1 0 0 . 0 0 0 6 12 24 30 18 Months 36 H R 0.85 95 % C I ( 0.73 , 0.99 ) P 0.04 P l a c e b o O m e c a m t i v Mecarbil Primary Outcome, Rest - of - World H R 0.94 95 % C I ( 0.87 , 1.02 ) P 0.14 0 . 5 0 0 . 4 0 0 . 3 0 0 . 2 0 0 . 1 0 0 . 0 0 0 6 12 24 30 18 M o n t h s 36 P l a c e bo Om e c a m t i v Mecarbil Teerlink JR et al., Cardiac Myosin Activation with Omecamtiv Mecarbil in Systolic Heart Failure; N Eng J Med 2020, 384:105 - 116. Differences e m e r g e e a r l y Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 30 a nd r e m a i n consistent o v e r t i m e

Safety and Tolerability Profile Comparable to Placebo

GALACTIC-HF

Variable	Omecamtiv Mecarbil (N=4110)	Placebo (N=4101)	Relative Risk or Difference (95% CI)
Laboratory value change from baseline to Week 24			
Systolic blood pressure – mmHg, mean (SD)	1.4 (15.3)	1.5 (15.6)	-0.1 (-0.9, 0.6)
Heart rate, bpm, mean (SD)	-2.1 (12.6)	-0.5 (12.8)	-1.6 (-2.2, -1.0)
Cardiac Troponin I, ng/L, median (Q1, Q3)	0.004 (-0.002, 0.021)	0.000 (-0.009, 0.008)	0.004 (0.003, 0.005)
NT-proBNP, pg/mL, median (Q1, Q3)	-251 (-1180, 295)	-180 (-915, 441)	0.90 (0.86, 0.94)
Adverse events (AEs)			
Any serious AE, n (%)	2373 (57.7)	2435 (59.4)	0.97 (0.94, 1.01)
Drug discontinuation due to AE, n (%)	371 (9.0)	382 (9.3)	0.97 (0.85, 1.11)
Adverse events of interest			
Ventricular tachyarrhythmias	290 (7.1)	304 (7.4)	0.95 (0.82, 1.11)
Torsade de pointes/QT prolongation	176 (4.3)	195 (4.8)	0.90 (0.74, 1.10)
SAE of ventricular arrhythmia requiring treatment	119 (2.9)	127 (3.1)	0.93 (0.73, 1.20)
Adjudicated major cardiac ischemic events, n (%)	200 (4.9)	188 (4.6)	1.06 (0.87, 1.29)
Myocardial infarction	122 (3.0)	118 (2.9)	
Hospitalized for unstable angina	25 (0.6)	12 (0.3)	
Coronary revascularization	115 (2.8)	117 (2.9)	
Adjudicated Strokes	76 (1.8)	112 (2.7)	0.68 (0.51, 0.91)

Teerlink JR et al., Cardiac Myosin Activation with Omecamtiv Mecarbil in Systolic Heart Failure; N Eng J Med 2020, 384:105-116.

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Greater Effects in HF Patients with Highest Need

GALACTIC-HF

- Significant risk reduction of the primary composite endpoint in patients with worsening HF receiving excellent GDMT
- Greater treatment benefit in higher risk patients
  - Lower baseline LVEF
  - Higher baseline NT-proBNP
  - Higher baseline NYHA Class
- Good safety and tolerability with no adverse effects on blood pressure, heart rate, renal function, or electrolytes

Teerlink JR et al., Cardiac Myosin Activation with Omecamtiv Mecarbil in Systolic Heart Failure; N Eng J Med 2020, 384:105-116
Teerlink JR., Diaz R., Felker GM., et al. Effect of Ejection Fraction on Clinical Outcomes in Patients treated with Omecamtiv Mecarbil in GALACTIC-HF. JACC. 2021.

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Selected Comments from Key Opinion Leaders

GALACTIC-HF

Overall

"This is the **holy grail** for inotropes"

"The first inotropic agent that doesn't increase arrhythmias or mortality"

"OM's greatest potential is in **severe, sicker patients**"

"*Omecamtiv mecarbil* can **serve a large, unmet need**"

MOA

"**Unique mechanism** that is a viable target"

"Molecule is innovative and **gets to the root cause of HF**"

Safety

"**Safety is very good** – it opens it up to a **wide range of patients**"

"Potential utility in patients unable to tolerate or titrate GDMT"

"Lack of effect on BP is a huge plus"

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CHARTING THE COMMERCIAL COURSE

Analyst & Investor Day 2021

Cytokinetics

# Expert Panel

*Moderated by Fady Malik, M.D., Ph.D., EVP, Research & Development*

Not For Promotional Use, For Investors Only

Expert Panel



Alanna Morris, MD MSc, FHFSA, FACC, FAHA
Associate Professor of Medicine, Division of Cardiology; Director of Heart Failure Research, Emory University Clinical Cardiovascular Research Institute



Tariq Ahmad, MD, MPH
Associate Professor of Medicine; Medical Director of Advanced Heart Failure, Cardiovascular Medicine, Yale School of Medicine

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CHARTING THE COMMERCIAL COURSE

Analyst & Investor Day 2021

Cytokinetics

*Omecamtiv Mecarbil:*

# Filling an Unmet Patient Need

*Andrew Callos, EVP, Chief Commercial Officer*

Not For Promotional Use, For Investors Only

Omecamtiv Mecarbil: Value Proposition

KEY MARKET DYNAMICS		OM VALUE PROPOSITION
Large unmet need	→	**OM delivers clinical value to *worsening* HF patients**
Limitations of current regimens	→	**OM is an add-on therapy for worsening HF patients**
High cost burden to society	→	**OM reduces hospitalizations and their associated costs[1]**

1. Felker GM. *ESC Heart Fail* 2021 Oral Presentation. Data based on post hoc analyses.
Investigational product. Not approved as safe or effective for any indication.

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Key US HFrEF Market Dynamics

Large unmet need	• **Large HFrEF patient population**, ~ 50% of total HF (~3M patients)[1] • HFrEF with **worsening** symptoms (≤ 30% EF), about 2/3rd of HFrEF (~2M patients)[2]
Limitations of current treatments	• **Few patients receive guideline-recommended target doses** of current treatments[3] • Additional treatment options are needed in **patients with EF ≤ 30%**
High cost burden to society	• **Driven by hospitalizations,** HF is the **biggest cost driver in Medicare**: 4% of costs[5] • **Rate of hospitalization increases as EF declines**[4]

1. National Center for Health Statistics. National Health and Nutrition Examination Survey (NHANES) as accessed 4/1/2019 at website. https://www.cdc.gov/nchs/nhanes and Benjamin 2019 Circulation. 2019;139:e56–e528. DOI: 10.1161/
2. EF based on distribution as presented in Dunlay et al Circ Heart Fail. 2012;5:720-726,
3. Greene et. al.: Medical Therapy for Heart Failure With Reduced Ejection Fraction The CHAMP-HF Registry. JACC, VOL. 72, NO. 4, 2018
4. Angaran P, Association of Left Ventricular Ejection Fraction with Mortality and Hospitalizations, Journal of the American Society of Echocardiography, July 2020.
5. Fitch K., The Cost Burden for WHF in the Medicare FFS Population, Milliman, 2015

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Large and Growing Heart Failure Patient Population

Prevalence in Adults (18+, USA)

2020 Estimates	2032 Estimates	
6.2M[1]	8.0M[3]	Heart Failure Including HFpEF
3.1M[2]	4.0M[3]	HFrEF Population
2.0M[2]	2.6M[3]	HFrEF & EF ≤30%

1. National Center for Health Statistics. National Health and Nutrition Examination Survey (NHANES) as accessed - /1/2019 at website. https://www.cdc.gov/nchs/nhanes/. – data from 2013-2016 as quotes in Benjamin 2019 Circulation. 2019;139:e56–e528. DOI: 10.1161/
2. EF based on distribution as presented in Dunlay et al Circ Heart Fail. 2012;5:720-726,
3. 2.1% annual growth rate:1.9% annual growth rate of patient population 65+ (UN World Populations Prospects Nov 2019) and a 0.2% mortality impact of HF treatment (doi: 10.1136/bmj.l223 | BMJ 2019;364:l223)

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HFrEF Treatment Approaches and Guidelines Are Evolving

Trend in treatment approaches to prescribe *initial multi-drug* regimens *earlier*...

ARNi "preferred" RAASi[1]

"aldosterone antagonist should be considered"[1]

"SGLT2 should be considered"[1]

RAASi: ARNi *(preferred)* or ACEi or ARB + **beta-blocker** + **Loop diuretic (as needed)** + MRA + SGLT2 inhibitor

Plus ivabradine and / or hydralazine + nitrate and / or thiazide diuretic

"If resting HR is ≥70 bpm in sinus rhythm"[1]

"For persistently symptomatic Black patients"[1]

Current ACC / AHA Step 1 guidelines

... Also reflected in updated 2021 ESC guidelines[2]


Beta-blocker
MRA
ICD
ESC

ACEi angiotensin-converting-enzyme inhibitor; ARB, angiotensin receptor blocker; ARNi: angiotensin receptor-neprilysin inhibitor; MRA: mineralocorticoid receptor antagonist; SGLT2: sodium-glucose co-transporter-2

1. Maddox TM, et al *J Am Coll Cardiol 2021; 77(6): 772-810* (https://www.acc.org/Latest-in-Cardiology/ten-points-to-remember/2021/01/2021/21/56/2021-Update-Expert-Consensus-for-HFrEF.)
2. European Heart Journal (2021) 42, 3599 - 3726

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Recent Entrants Have Expanded Treatment Options H F r E F e xp a n s i o n ( A CC / E S C guidelines) & LIFE study results I n c r ea s ed S G L T c o m p e t i t i o n Indicated following HF hospitalization or outpatient IV diuretics F i r s t S G L T t o H F m a r k e t Company press releases or investor events HFrEF J ul 2015 HFpEF H 1 202 3 HFrEF M a y 2020 H F i n T 2 D O c t 2019 HFrEF J a n 20 2 1 + + HFpEF J a n 202 1 T O D A Y HFrEF HFpEF A ug 202 1 H 2 202 2 K e y h i s t o r i c a l a n d a n t i c ip a t e d t i m e li ne s 2015 2019 2020 2021 2022 2023 Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 41

Co-Morbidities & Tolerability Can Lead to Under-Treatment

Conditions of concern
Due to Co-Morbidity and/or Tolerability

Implications for patients
Confirmed in registries and primary research

	Low BP	Renal Insufficiency	Elevated Serum Potassium	% Patients Receiving Target Dose
ACEi/ARB	X	X	X	17%
ARNI	X	X	X	14%
Beta Blocker	X			28%
MRAs	X	X	X	77%

↓

Patients not reaching recommended doses, linked to higher mortality

"Obviously [goal is to] help increase their longevity, reduce their morbidity and mortality with [being] able to tolerate the side effects of the medications." - KOL

Greene et. al.: Medical Therapy for Heart Failure With Reduced Ejection Fraction The CHAMP-HF Registry . JACC, VOL. 72, NO. 4, 2018 ; HCP interviews

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# HF Patients Often Cycle Through Frequent Hospitalizations

**Majority have 3 or more heart failure hospitalizations over their lifetime[9]**


Heart Failure
Hospitalization
<1 month[4,6]
<2 months[7]
<6 months[5]
<12 months[3,8]
...
24%
~25-50%
44%
66%

Almost 2 in 3 patients re-hospitalized within 12 months

1. Adams et al. *Am Heart J* 2006; 149:209-16
2. Chen et al. *JAMA* 2011;306:1669-78
3. Dickstein et al. *Eur Heart J* 2008;29:2388-442
4. Korda,, et al. *BMC Health Serv Res.* 2017;21;17(1):220.
5. Krumholz et al. *Arch Intern Med* 1997;15799 – 105
6. Krumholz et al. *Circ Cardiovasc Qual Outcomes* 2009;2(5):407-13
7. Loehr et al. *Am J Cardiol* 2008;101:1016-22
8. Whellan et al. *Circulation* 2010 Jan;3(1):33-40
9. Dunlay et al. J Am Coll Cardiol. 2009 Oct 27; 54(18):1695–1702.

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Lower EF Associated With Increased Risk of Hospitalization Adapted f rom Angaran P, Association of Left Ventricular Ejection Fraction with Mortality and Hospitalizations, Journal of theAmerican Society of Echocardiography, July 2020. Based on 27,323 patients evaluated over 4+ years follow - up; * EF e s t i m a t ed f or  30 2 1 . 8 1 . 6 1 . 4 1 . 2 1 0 . 8 0 . 6 0 . 4 0 . 2 0 < 25% 25 - 3 5 36 - 4 5 46 - 5 5 H o s p i t a li z a t i o ns p e r 10 0 P Y I n d e x e d t o E F 40 % Ejection Fraction ~70% higher rate for E F  30 * vs 4 0 Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 44

High Cost Burden With Lion's Share Due to Hospitalizations

Over next decade, HF cost burden is expected to **increase over half**



US HF Burden ($B)
43.6[1]
69.7[2]
+60%
(CAGR 4.8%)
2020
2030

Mostly due to cycle of **hospitalizations** and re-admissions

Mean cost for **each** hospital stay of ~$17K[3]

HF-associated costs of initial hospitalization and 12 months following discharge ~$35K[4]

Of total lifetime HF cost burden, **~80% due to hospital stays**[5]

Outpatient HF-related **drug costs only ~2–3%** of the total HF-related costs[4]

1. Urbich, M., Globe, G., Pantiri, K. et al. A Systematic Review of Medical Costs Associated with Heart Failure in the USA (2014–2020). PharmacoEconomics 38, 1219–1236 (2020). https://doi.org/10.1007/s40273-020-00952-0
2. Heidenreich PA, Albert NM, Allen LA, Bluemke DA, Butler J, Fonarow GC, et al. Forecasting the impact of heart failure in the United States: a policy statement from the American Heart Association. Circ Heart Fail. 2013;6(3):606–19. https://doi.org/10.1161/HHF.0b013e318291329a
3. Gaziano et al, AMA Cardiol. 2016;1(6):666-672. doi:10.1001/jamacardio.2016.1747
4. Givertz, M. M., Yang, M., Hess, G. P., Zhao, B., Rai, A., and Butler, J. (2021) Resource utilization and costs among patients with heart failure with reduced ejection fraction following a worsening heart failure event. ESC Heart Failure, 8: 1915– 1923. https://doi.org/10.1002/ehf2.13155
5. Dunlay SM, Shah ND, Shi Q, Morlan B, VanHouten H, Long KH, Roger VL. Lifetime costs of medical care after heart failure diagnosis. Circ Cardiovasc Qual Outcomes. 2011 Jan 1;4(1):68-75. doi: 10.1161/CIRCOUTCOMES.110.957225. Epub 2010 Dec 7

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Tremendous Burden on Patients and Caregivers

Most Frequently Reported Symptoms[1]



81%
77%
58%
50%
Shortness of breath
Fatigue/ tiredness
Ankle/leg swelling
Trouble sleeping

Impact on Patients



67%
56%
44%
33%
Reduced social interactions
Difficulty walking
Depression
Anxiety

Impact on Caregivers



50%
46%
42%
39%
Reduced social interactions
Stressed fearful
Ability to work
Recreational activities

"This condition takes my life from me. I can't work anymore, walk my dog or go to dinner and movies with my daughters and husband." [2]

1. McHorney CA, et al. (2021) The impact of heart failure on patients and caregivers: A qualitative study. PLOS ONE 16(3): e0248240. https://doi.org/10.1371/journal.pone.0248240 https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0248240. N = 90 (64 Patients, 26 Caregivers)
2. Data on File (Market Research)

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U S G o - T o - M a r k et Strategy Andrew Callos, EVP, Chief Commercial Officer Jennifer Laux, VP, Cardiovascular Marketing Diann Potestio, VP, Global Value, Access & Distribution N o t F o r P r o m ot io n a l U s e , F o r I n v e s t o r s O n ly

Omecamtiv Mecarbil: GTM is Critical Step for Our Vision 2025

VISION
2025
Leading with Science,
Delivering for Patients

→ **Commercial Goals and Aspirations** →

Omecamtiv Mecarbil
GTM Strategy

Strategy Driven by Key Choices

Market

- **Where to focus?**
  - Segmentation
  - Targeting
  - ...
- **How to win?**
  - Positioning
  - Value
  - Access
  - Medical
  - ...

Internal

- **How to organize?**
  - Build vs Buy
  - Field Force
  - Digital
  - ...
- **How to manage?**
  - Forecasts
  - Budget
  - Investments
  - ...

GTM: Go-To-Market

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GTM Is Based on Target Product Profile for *Omecamtiv Mecarbil*

Efficacy	Demonstrated in patients with symptomatic chronic heart failure with **EF ≤ 30%** (N=5,842), 12% (p<.002) RRR in composite of CV death or HF events vs. placebo (translates into 3.8% ARR, NNT=27)
Novel MOA	*Omecamtiv mecarbil* is the **first myotrope, a selective cardiac myosin activator,** that improves cardiac contractility without affecting cardiac myocyte calcium or myocardial oxygen consumption
Effects on BP and Renal	No difference in the change in systolic **blood pressure** vs placebo No change in **potassium or creatinine levels** during GALACTIC-HF

GALACTIC-HF. GALACTIC-HF ClinicalTrials.gov number, NCT02929329

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Our GTM Strategy: Gated Build of Core Capabilities

Strategic choices across each GTM block

Commercial organization		+ Core capabilities to ensure success			
World class Organization	**Gated Build**	**Insights**	**Education**	**Access**	**Support**
Scalable organization, leveraging **best practices** and **innovative** solutions	Sequence, and **gate build-out** based on pre-defined milestones and metrics **to reduce risk**	Leverage **deep understanding** of patients, HCPs, and institutional settings	Engage and **educate cardiologists** in the field	Get **access** to our drug as soon as possible	Support **patients and caregivers**

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Building a World Class Commercial Organization

Driven by a relentless focus on our North Star: the patient

Full team of senior leaders in place who are driven by purpose — **Experienced** leaders

Deep functional **expertise** — Focused on highest value-add activities

Make strategic choices and investments enabled by data — Nimble **decision making**

Focused on **operational excellence** — Enables scalability beyond first product launch

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Gated Build Based on Key Milestones to Enable De-Risking

2021	2022
NDA Submission → NDA Acceptance	PDUFA

***No regret** investments**

Supply
Leadership
Data & Analytics
Access & HEOR
...

***Sequenced* investments**

Campaign development
Sales leadership
Commercial operations
...

"*All In*" Post-Approval Investments

Sales force
Promotional spend
Patient support
...

* Given Cytokinetics pipeline, need to build these capabilities

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Deep Understanding of the Patients, HCPs and Institutions

Insights | Education | Access | Support

Patient	**Worsening heart failure patient requiring more intensive treatment** due to decreasing LVEF (≤ 30%), recent heart failure event (≤ 12 months), often with co-morbidities / tolerability issues limiting GDMT treatment
HCP	**Concentrated** market with majority of patients seen by one third of cardiologists, clustered in large urban centers
Institutions	**HF Clinics** seeing worsening heart failure patients, and **select hospitals** where treatment changes are made during stay / recommended after discharge

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High Unmet Need in Patients with Worsening Heart Failure

Insights	Education	Access	Support

Patient

Worsening signs and symptoms of heart failure requiring intensification of treatment despite periods of stabilization on GDMT

Cardiac Function		Recent Event		GDMT Limitations
LVEF ≤ 30%	+	HF Event* ≤ 12 months	+ / -	Co-morbidities and/or tolerability**

WHF: Worsening heart failure
* HF Event: Urgent, unscheduled outpatient visit or hospitalization
** Due to renal impairment, low BP and/or hyperkalemia

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Tremendous Burden of WHF on Patients and Caregivers

"This condition ***takes my life from me****"*



"I've become such a ***burden*** *to my wife and daughters"*



"I can't walk *anymore, or walk my dog"*



"I ***dread*** *having to be taken to the hospital again"*



"Despite all these meds*, I still can't tend to my garden"*



"Caring for my loved one with HF is an ***exhausting full-time job****"*



Patient and caregiver focused campaign: educate, activate, and support

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Multiple Ways to Initiate *Omecamtiv Mecarbil*

Worsening Heart Failure

GDMT maxed out
Symptoms deteriorating
Further decrease in EF
Tolerability issues

→

Routine visit to cardiologist or Heart Failure clinic

Urgent, unscheduled outpatient visit

Hospitalization due to heart failure event

GDMT*

Add-on *omecamtiv mecarbil*

* Potentially limited by co-morbidities / tolerability

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Deep Understanding of HCPs Managing WHF Patients

Insights | Education | Access | Support

HCP

Cardiologists

Affiliated with cardiology practice, HF clinic, or hospital

High Prescribers

About one third of cardiologists see majority of WHF patients

Geographic clusters

Mostly in urban centers

Going beyond GDMT

Early adopters, including heart failure / heart transplant specialists

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Small Subset of Cardiologists Manage Majority of Patients

HFrEF Patient Concentration in Cardiologists



100%
50%
0%
% of Patients
0%
50%
100%
% of Cardiologists

Distribution of High-Volume Cardiologists



UNITED STATES

Allows for more targeted field team approach, focusing on <10,000 HCPs

Symphony APLD (1/1/2019 – 12/31/2020); Physician Interviews; *Analysis includes* ***n = 25,510 cardiologists*** *and* ***n = 110,114 PCPs*** *who see* ***at least 1 HFrEF patient*** *during the two-year market map period*

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Positive HCP Reactions to Product Profile

High remaining unmet need in patients with worsening heart failure

*"I often **run out of** treatment options as my heart failure patients worsen"*

Positive Reactions From HCPs →

Efficacy
*"We need drugs that can be used in worsening patients with low EF. Those with **worse disease benefit the most.**"*

Safety
*"It's a **game changer** when you don't have to worry as much about the kidney function, potassium or blood pressure in worsening patients."*

MoA
*"I like that it is a myosin activator. It is **novel and motivating**. It has a positive rational and emotional impact."*

Proprietary market research
Investigational products. Not approved as safe or effective for any indication

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Deep Understanding of the Institutional Settings

Insights | Education | Access | Support

Institutions

HF Clinics

High WHF patient volume, early adopters, comprehensive care teams

Select Hospitals

Managing WHF patients and making appropriate therapy adjustments

→ ***Subset*** **of institutions treat majority of heart failure patients[1]**

1. Symphony APLD (1/1/2019 – 12/31/2020);

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Hospitals Increasingly Change Treatment Regimens

Treatment Changes During Hospital Stay Over Time



% of HFrEF Patients
2016-2018
2020
A drug in new class is added
A drug is replaced In same class
Titration of current treatment or no change

Treatment changes *increasingly* made in hospitals, once the patient is stabilized, including adding drugs from new classes

IQVIA 206-2018, IQVIA 2020

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Educating and Engaging HCPs

Insights | **Education** | Access | Support

- Despite COVID impact, in-person details continue to rise
- Personalized engagement approach via targeted sales force interactions and digital channels

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Despite COVID, In-Person Details Continue to Rise

Biopharma In-Person Details vs. Baseline



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
March 2020
January 2021
62%
57%
33%
Oncology
Primary Care
Specialty
Total

In Person Details as % Baseline



Cardiology
82%
Endocrinology
66%
Respiratory
66%
Gastroenterology
66%
Neurology
62%
Nephrology
61%
Dermatology
57%
Primary Care
54%
Psychiatry
53%
Rheumatology
50%
Oncology
33%

IQVIA – Covid-19 Market Impact
Baseline is the monthly average of Jan and Feb 2020 consisting of stable detail, patient visit and treatment volumes; BrandImpact HCP Network = ~3,600 unique HCPs incl. Oncology, Specialty and Primary Care. Specialty includes (not limited to) Allergy, Cardiology, Dermatology, Gastroenterology, Endocrinology, Neurology, Nephrology, Pulmonology, Psychiatry, Rheumatology and Urology
In-person details continued to increase in all three groups in May. Only oncology in-person remains below 50% of baseline

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Engagement Approach Allows Customizing and Broadening

Customizing engagement by different types of customers

~~ illustrative ~~



Targeted Community Cardiologist
Targeted HF Specialist

Digital allows broader reach

~~ illustrative ~~



Broadening Reach Beyond Initial Target



Field & Account Reps
Inside Sales
Digital Engagement
Reimbursement Specialists
MSLs
Patient Services
Online communities

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64

Getting Access

Insights | Education | **Access** | Support

- *Omecamtiv mecarbil* may create significant value by reducing hospitalizations (and associated costs)[1]
- Given importance of Medicare Part D, we aim to minimize time to coverage given annual bid process
- To accelerate access, we are investing in highly experienced staff with existing relationships

1. Felker GM. *ESC Heart Fail* 2021 Oral Presentation. Data based on post hoc analyses.

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Omecamtiv Mecarbil: Value Proposition

In HFrEF, patients with lower ejection fractions are hospitalized more often

In HFrEF, every 10 points lower EF, is proven to drive higher events and risk of increased hospitalizations[1]

Hospitalization reductions seen in clinical trial of *omecamtiv mecarbil*

Clinically meaningful and statistically significant hospitalization reductions seen among worsening HF patients with EF≤30[2]

Our access activities may demonstrate economic value of *omecamtiv mecarbil*

Partnering with key institutions to generate **real world evidence** of unmet needs in patients with lower ejection fractions

Using **HEOR** and clinical results to demonstrate the economic impact and value

Building Market Access team holding early discussions with **payers**

1. Based on Solomon S, Influence of Ejection Fraction on Cardiovascular Outcomes in a Broad Spectrum of Heart Failure Patients, Circulation 2005
2. Felker GM. *ESC Heart Fail* 2021 Oral Presentation. Data based on post hoc analyses.

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Medicare, By Far The Largest Payer, Will Be a Key Focus

Estimated Payer Mix Based On Other HF Brands



14
30
56
50%
75%
Medicare Part-D
Commercial
Other
UnitedHealthcare
Anthem
aetna (CVS)
Cigna (ESI)
KAISER PERMANENTE
UnitedHealthcare
OPTUMRx
CVS caremark
aetna
EXPRESS SCRIPTS
Cigna
Humana
CENTENE Corporation

National Trends in Heart Failure Hospitalizations and Readmissions From 2010 to 2017
Agarwal, Fonarow, and Ziaeian: JAMA Cardiol, Feb 10, 2021 (Table 2 Payer Status): https://www.kff.org/medicare/issue-brief/10-things-to-know-about-medicare-part-d-coverage-and-costs-in-2019
IQVIA LAAD data. SGLT-2 US Market Access Assessment, IQVIA. 1/7/2020

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To Accelerate Access, Hiring Highly Experienced Staff

Cytokinetics Account Director Customer Relationship Experience

Individually, **15-25 years** of experience

Collectively ~**200 years** of Payer / PBM Relationship Experience

≥250 years of Bio-Pharma Industry Experience

Anthem Blue Cross
CVS Health
Cigna
Express Scripts
Optum
UnitedHealthcare
Kaiser Permanente
Humana
MedImpact Healthcare Systems

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Supporting Patients and Caregivers

Insights	Education	Access	**Support**

- Providing patient and caregiver education about disease and (post-approval) about product
- Evaluating innovative models for patient services, including a patient hub and digital approaches

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We Put The Patient At The Center of Our GTM Strategy Patient A n a l y t i cs A f f o r d a b ili t y Access A d heren c e Caregiver HCP P h a r m a c y Payer Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 70

Evaluating Innovative Hub Models for Patient Services

Mix of:

High-touch support for patients and caregivers

Digital assistant for patient and HCP office staff


Access
Affordability
Adherence
Analytics
Caregiver
HCP
Pharmacy
Payer

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Evaluating Innovative Hub Models for Patient Services

Mix of:

High-touch support for patients and caregivers

Digital assistant for patient and HCP office staff

Help patients start and stay on *omecamtiv mecarbil* and eliminate barriers

- Reimbursement support
- PA support
- Appeals assistance

- Free product (trial, samples)
- Commercial co-pay support
- PAP enrollment



Access
Affordability
Adherence
Analytics
Caregiver
HCP
Pharmacy
Payer

- Address barriers
- Ongoing motivation
- Support ecosystem connectivity

- Drive process efficiency
- Predictive analytics

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Realizing The Promise of *Omecamtiv Mecarbil*

Offering new hope for patients with worsening heart failure

Our Value Proposition

- Addresses large unmet need
- OM is an add-on therapy for worsening HF patients
- Reduces hospitalization cost burden[1]

Our GTM Approach

Commercial Organization		Core Capabilities			
World Class Organization	Gated Build	Insights	Education	Access	Support

1. Felker GM. *ESC Heart Fail* 2021 Oral Presentation. Data based on post hoc analyses.

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Q&A To ask a question in the room, please raise your hand. To ask a question online, type it into the tab on the left. N o t F o r P r o m ot io n a l U s e , F o r I n v e s t o r s O n ly

B r e a k N o t F o r P r o m ot io n a l U s e , F o r I n v e s t o r s O n ly 2 - 5 m i nu t e s

HCM Landscape Andrew Callos, EVP, Chief Commercial Officer N o t F o r P r o m ot io n a l U s e , F o r I n v e s t o r s O n ly

In US, Large HCM Population With Many Undiagnosed

Currently
~280K diagnosed,
~190K oHCM
symptomatic patients

Estimated ~400-800K
un-diagnosed patients



HCM Prevalence
Potential Undiagnosed Patients
~400-800K
700 –
1,100K
280K
190K
nHCM*
oHCM*
Diagnosed Patients
~280K
Now
Future

nHCM: non-obstructive HCM; oHCM: obstructive HCM
CVRG market strategies heart failure 2Q 2021 and other sources on file

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Multiple Activities Under Way to Increase HCM Diagnosis

HCM market expected to grow significantly

Early Detection	Genetic Test Companies	Genetic tests Guidelines	Raised Awareness From New Treatments
Academia and industry partnering to support early HCM detection (incl AI-based) and monitoring	Genetic testing companies raising awareness and driving testing for high-risk patients	Professional organizations and Academia revising HCM treatment guidelines given recent development in HCM	New treatment options and pharmaceutical companies starting to invest and educate more

CVRG market strategies heart failure 2Q 2021 and other sources on file

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The *Unmet* Treatment Need in oHCM



HCM with Outflow Obstruction
(≥30 mmHg at rest/exercise)
30% NYHA Class I
40% NYHA Class II
Unmet Need
30% NYHA Class III/IV
Beta-Blocker
CCB
Disopyramide
Beta-Blocker
CCB
Disopyramide and/ or Septal Reduction

1. Maron BJ. Clinical Course and Management of Hypertrophic Cardiomyopathy. The New England Journal of Medicine. 2018 Aug;379(7):655-668. DOI: 10.1056/nejmra1710575. PMID: 30110588.
2. Maron BJ, Casey SA, Poliac LC, Gohman TE, Almquist AK, Aeppli DM. Clinical Course of Hypertrophic Cardiomyopathy in a Regional United States Cohort. *JAMA*. 1999;281(7):650–655. doi:10.1001/jama.281.7.650
3. Zaiser E, Sehnert AJ, Duenas A, Saberi S, Brookes E, Reaney M. Patient experiences with hypertrophic cardiomyopathy: a conceptual model of symptoms and impacts on quality of life. *J Patient Rep Outcomes*. 2020;4(1):102. Published 2020 Dec 1. doi:10.1186/s41687-020-00269-8

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Current oHCM Treatments Have Significant Limitations

Current SOC does not address underlying disease

oHCM Treatment Options

Pharma ~80-90%	→
Surgery ~10-20%	→

Pharmacological

- Current Standard of Care
  - Beta Blockers
  - Calcium Channel Blockers
- Focus on symptom relief
- Results are often inadequate
- Indirect mechanisms of action
- Systemic side effects

Surgical

- Septal reduction therapy can reduce septal thickness and offer relieve
- Surgical myectomy is invasive and can carry risk
- Not always a permanent solution

SOC: Standard of care

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Also, Significant Cost Burden With Current Treatments

Total HCM-related costs increased by ~4x one year after diagnosis

Medical

Annual **medical costs more than doubled** following diagnosis

Cost Per Patient ($K)


6
20
Pre Dx
Post Dx

Surgical

High **surgery costs** *as well as* **costs of medical and pharmacy costs post-procedure**

Cost Per Patient ($K)


92
120
45
54
Surgery Cost
12-Mo Post Surgery Med/Rx
Surgery Cost
12-Mo Post Surgery Med/Rx
Septal Myectomy
Alcohol Septal Ablation

Butzner et al. 2021

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Remaining Areas of Unmet Need in oHCM

- Drugs that improve function and exercise capacity
- Drugs that work in more severe patients
- Drugs that can impact long term complications
- Drugs that prevent HCM in Gene +ve patients
- Drugs that provide reverse remodel benefit

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Aficamten: A Next Generation Therapy

Key Attributes



No plasma monitoring

Reduce time to optimal dose

Widen therapeutic window

Fewer dose adjustments

→

Attributes may translate into

Accelerated Symptom Relief

Dose Optimization

Rapid Reversibility

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Key Components of Aspirational Target Profile

Efficacy	**Functional Improvement: Improved exercise capacity** **Symptom Improvement:** One or two class improvement in **NYHA class** **Quality of Life:** KCCQ improvement
Safety and Tolerability	**Minimal drug-drug interactions** **Maintain LVEF: >50% on vast majority of patients** **Reversibility:** Quickly reversible with titration down
Dosing	**Titration:** Time to optimal dose, ~2 week titration intervals using echocardiography **No monitoring** of plasma concentrations

Product not FDA approved, aspirational profile dependent on phase 3 data

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Three Key Sources of Patients for *Aficamten*


~~ illustrative ~~
Undiagnosed Patients
700-1,100K
aficamten
Diagnosed Patients
100-280K
Other treatments
2022
Aficamten Launch
Future

Key sources of patients

Newly diagnosed

Therapy failures

Excluded patients

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Aficamten: Value Proposition

Profile addresses ***all*** **oHCM patients regardless of severity** of disease or risk

No anticipated contraindications and ***minimal*** **drug interactions**

Addresses **largely *untapped* market,** potential of over 400K undiagnosed oHCM patients

Second generation treatment for newly diagnosed, therapy failures and excluded patients

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Potential Next - In - Class Therapy Steve Heitner, M.D., Senior Medical Director, Clinical Research Cardiovascular A f i c a m t e n : N o t F o r P r o m ot io n a l U s e , F o r I n v e s t o r s O n ly

Aficamten: Leveraging Pharmacology for Clinical Practice

Rapid Onset	Precise Dosing	Simplicity of Use	Rapid Reversibility
Symptom relief as early as within 2 weeks initiation and dose adjustment possible biweekly if indicated	Echo guided dose titration allows both dose increases and decreases at the patient visit	No off-target effects and use in combination with β-blockers, CCB, Disopyramide, and/or Ranolazine	Washout of pharmacodynamic effect within 2 weeks

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Phase 2 Clinical Trial Design

REDWOOD HCM

Two sequential dose-finding cohorts (with third cohort assessing patients on *disopyramide*)



Patients with symptomatic oHCM, and resting or provoked LVOT gradient ≥ 50 mmHg
Screening
Randomization
2
1
Aficamten + SoC
Placebo + SoC
End of Study
Study Visits
Screen
W-1
D1
W2
W4
W6
W9
W10
W12
W14
Dose 1
Dose 2
Dose 3
IP Dosing
Echocardiogram

	Dose 1	Dose 2	Dose 3
Cohort 1	5 mg	10 mg	15 mg
Cohort 2	10 mg	20 mg	30 mg

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Patient Enrollment and Dosing 41 Total Enrolled Patients Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 90 Final Dose Achieved (N) 5 mg 10 mg 15 mg 20 mg 30 mg N = 14 Cohort 1 4 5 5 N = 14 Cohort 2 9 4 1

# Baseline Characteristics

REDWOOD HCM

| Characteristic | Placebo (n = 13) | *Aficamten* (n = 28) |
|---|---|---|
| **Age (Years),** Mean (SD) [Range] | 57.2 (9.6) [36,69] | 56.6 (13.6) [33,78] |
| < 65 Years | 10 (77%) | 17 (61%) |
| **Sex**, n (%) | | |
| Female | 8 (62%) | 15 (54%) |
| **Race = White**, n (%) | 12 (92%) | 28 (100%) |
| **NYHA Class**, n (%) | | |
| Class II | 11 (85%) | 17 (61%) |
| Class III | 2 (15%) | 11 (39%) |
| **Maximal LV Wall Thickness** (mm) Mean (SD) | 16 (3) | 17 (3) |
| **LVEF* at Screening** (%), Mean (SD) | 73.6 (5.9) | 71.7 (8.0) |
| **LVOT-G*, Rest at Screening** (mmHg), Mean (SD) | 70.0 (28.0) | 61.1 (29.8) |
| **LVOT-G*, Valsalva at Screening** (mmHg), Mean (SD) | 93.3 (27.2) | 89.3 (31.5) |

* Site-read echocardiogram

Maron M, Abraham T, Masri A, et al. "REDWOOD-HCM: A Randomized, Double-blind, Placebo-controlled, Dose-finding Trial of the Cardiac Myosin Inhibitor, *Aficamten*, in Obstructive Hypertrophic Cardiomyopathy"

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# High Response Rates on Treatment with *Aficamten*

REDWOOD HCM


1/13
11/14
13/14
Responder # / Total #
Not Responder
Responder
100
80
60
40
20
0
% Total
7.7%
78.6%
92.9%
92.3%
21.4%
7.1%
Placebo
Aficamten: C1
Aficamten: C2

***Responder Definition:***
Resting LVOT-G <30 mmHg and post-Valsalva LVOT-G <50 mmHg at Week 10

Maron M, Abraham T, Masri A, et al. "REDWOOD-HCM: A Randomized, Double-blind, Placebo-controlled, Dose-finding Trial of the Cardiac Myosin Inhibitor, *Aficamten*, in Obstructive Hypertrophic Cardiomyopathy"

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# REDWOOD-HCM: Efficacy

## Resting Left Ventricular Outflow Tract Gradient (LVOT-G)


Resting LVOT-G
80
60
40
20
0
mmHg
mean ± SEM
0
2
4
6
8
10
12
Treatment
Washout
Weeks
*
**
***
Combined Placebo
Aficamten: Cohort 1
Aficamten: Cohort 2
LVOT-G ≥30 mmHg
* P < 0.05
** P < 0.001
*** P < 0.0001
P-values versus Placebo

| Mean ± SEM | Resting LVOT-G (mmHg) | | | | |
|---|---|---|---|---|---|
| | *Baseline* | *Week 2* | *Week 4* | *Week 6* | *Week 10* |
| Placebo (n = 13) | 52.1 | 45.0 | 47.1 | 49.0 | 44.0 |
| Cohort 1 (n = 14) | 53.8 | 24.3 | 27.3 | 13.9 | 13.4 |
| p-value vs placebo | - | 0.007 | 0.025 | <0.0001 | 0.0003 |
| Cohort 2 (n = 14) | 58.2 | 15.5 | 16.1 | 10.9 | 15.1 |
| p-value vs placebo | - | 0.0002 | 0.0006 | <0.0001 | 0.0004 |

Maron M, Abraham T, Masri A, et al. "REDWOOD-HCM: A Randomized, Double-blind, Placebo-controlled, Dose-finding Trial of the Cardiac Myosin Inhibitor, *Aficamten*, In Obstructive Hypertrophic Cardiomyopathy"

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# REDWOOD-HCM: Efficacy

## Valsalva LVOT-G



Valsalva LVOT-G
100
80
60
40
20
0
mmHg
mean ± SEM
0
2
4
6
8
10
12
Treatment
Washout
Weeks
Combined Placebo
Aficamten: Cohort 1
Aficamten: Cohort 2
LVOT-G ≥50 mmHg
* P < 0.05
** P < 0.001
*** P < 0.0001
P-values versus Placebo

| Mean ± SEM | Valsalva LVOT-G (mmHg) | | | | |
|---|---|---|---|---|---|
| | *Baseline* | *Week 2* | *Week 4* | *Week 6* | *Week 10* |
| Placebo (n = 13) | 84.6 | 71.3 | 71.3 | 73.4 | 76 |
| Cohort 1 (n = 14) | 74.4 | 51.3 | 46.1 | 37.1 | 38.1 |
| p-value vs placebo | – | 0.097 | 0.038 | 0.0003 | 0.001 |
| Cohort 2 (n = 14) | 82.3 | 32.3 | 31.5 | 30.3 | 29.8 |
| p-value vs placebo | – | 0.0005 | 0.0005 | <0.0001 | <0.0001 |

Maron M, Abraham T, Masri A, et al. "REDWOOD-HCM: A Randomized, Double-blind, Placebo-controlled, Dose-finding Trial of the Cardiac Myosin Inhibitor, Aficamten, in Obstructive Hypertrophic Cardiomyopathy"

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REDWOOD - HCM: Efficacy Changes in Left Ventricular Ejection Fraction over Study Period C o m b i n e d P l a c e b o ( N = 13 ) A f i c a m t e n : C oh o r t 1 ( N = 14 ) A f i c a m t e n : C oh o r t 2 ( N = 1 4 ) W eek s Washout Treatment 40 2 4 6 8 1 0 12 * * * * * * * D o s e r e d u c t io n t h r e s h old Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 95 * P < 0 .05 50 60 70 80 L V E F ( % ) Maron M, Abraham T, Masri A, et al. “REDWOOD - HCM: A Randomized, Double - blind, Placebo - controlled, Dose - finding Trial of the Cardiac Myosin Inhibitor, Aficamten , In Obstructive Hypertrophic Cardiomyopathy”

Change from Baseline in NT - proBNP & NYHA Class C h a n g e f r o m B a s e li n e N T - p r o B N P t o W ee k 1 0 * P = 0 . 00 3 fo r P ool e d C o h o r t 1 & 2 v s . P l a c e b o 0 - 200 - 400 - 600 - 800 - 1000 NTproBNP (pg/mL) * P l a c e b o A f i ca m t en : Cohort 1 A f i ca m t en : Cohort 2 Combined Placebo (N=13) A f ica m t e n : C o h o r t 1 ( N = 14 ) A f ica m t e n : C o h o r t 2 ( N = 14 ) Improvement in Heart Failure Symptoms (NYHA Class) 69% (n=9) 57% (n=8) 36% (n=5) 31% (n=4) 43% (n=6) 64% (n=9) 100 80 60 40 20 0 % Total P l a c e b o A f i ca m t en : Cohort 1 A f i ca m t en : Cohort 2 C o h o r t 1 v s P l a c e bo : p > 0 . 1 C o h o r t 2 v s P l a c e b o : p = 0 . 0 8 Week 10 Responder Definition: Improvement in NYHA Class ≥1 No Improvement in NYHA Class ≥1 NYHA Class Improvement Maron M, Abraham T, Masri A, et al. “REDWOOD - HCM: A Randomized, Double - blind, Placebo - controlled, Dose - finding Trial of the Cardiac Myosin Inhibitor, Aficamten , In Obstructive Hypertrophic Cardiomyopathy” Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 96

REDWOOD-HCM: Safety Data

REDWOOD HCM

- **2 SAEs reported in Cohort 1 and none in Cohort 2**
  - Stress Cardiomyopathy: 55-year-old female assigned to Placebo, with associated cardiogenic shock after IP discontinuation at end of treatment (Week 10).
  - Back Pain: 50-year-old male assigned to *aficamten* (dose 5 mg at the time of SAE, and max dose 15 mg) visited Emergency Room for exacerbation of preexisting musculoskeletal back pain.
- **No SAEs reported that resulted in early termination**
- **No treatment-related serious adverse events**
- **No imbalance in adverse events between *aficamten* and placebo treated arms**

- **No patients met the "stopping criteria" of LVEF < 40%**
- **No treatment interruptions or discontinuations**
- **Treatment Emergent Adverse Events**
  - Placebo 85% of participants
  - *Aficamten* 88% of participants
- **LVEF < 50% (Cohort 2 only)**
  - 1 patient (baseline EF = 58%) underwent per-protocol dose reduction at Week 4 and had LVEF return above 50% (max dose 20 mg)
  - 1 patient (baseline EF = 70%) had LVEF 49.3% at Week 10 (max dose 20 mg; no dose changes) and LVEF returned to baseline at the end of study (Week 12)

Maron M, Abraham T, Masri A, et al. "REDWOOD-HCM: A Randomized, Double-blind, Placebo-controlled, Dose-finding Trial of the Cardiac Myosin Inhibitor, *Aficamten*, in Obstructive Hypertrophic Cardiomyopathy"

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REDWOOD-HCM: Cohort 3

REDWOOD HCM

Enrollment complete in Cohort 3


Patients with symptomatic oHCM, and resting or provoked LVOT gradient ≥ 50 mmHg
Screening
Aficamten + SoC AND disopyramide
End of Study
Study Visits
Screen
W-1*
D1
W2
W4
W6**
W8*
W9*
W10
W12
W14*
Ambulatory Cardiac Monitoring
Echocardiogram
Dose titration

	Dose 1	Dose 2	Dose 3
Cohort 3	5 mg	10 mg	15 mg

*Telephone visits
**Patient can only be down-titrated at Week 6

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Open Label Extension Trial

REDWOOD HCM OLE

REDWOOD-HCM OLE open for eligible patients who completed REDWOOD-HCM

- Primary endpoint: incidence of AEs & LVEF <50
- Secondary endpoints: measures of long-term effects of *aficamten* on LVOT-G; assessments of steady-state pharmacokinetics.
  - Cardiac MRI sub-study to assess changes in cardiac morphology, function and fibrosis
- Individually optimized dose starts at lowest dose in prespecified range with echo-guided dose titration
- Initial dose and highest target dose informed by interim analyses from REDWOOD-HCM

OLE: Escalating doses based on echo-guided dose titration

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Aficamten: Clinical Development Plan for HCM

Engaging regulatory authorities to inform Phase 3

Type C and end-of-phase 2 meetings with FDA occurred in Q3; Plans underway to start Phase 3 trial in Q4


Phase 1
Safety, PK & PD
Phase 2
Proof of Concept, Dose Finding
Phase 3
Pivotal Studies
IND Filed
SAD & MAD
Healthy Volunteers
oHCM patients
Placebo Controlled
Echocardiography Endpoints
oHCM patients
Exercise Endpoint (peak VO2)
NDA
Well tolerated dose with desired PD effects
Improved LVOT gradient
NDA: Potential for approval based on a single Ph3 study with an exercise endpoint
Extension study
Long-term safety & efficacy
Proof of activity in nHCM pts
Pivotal study in nHCM

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Novel Approach May Address Multiple Unmet Patient Needs

No FDA-approved therapies


Obstructive HCM
oHCM
Aficamten
(Cardiac myosin Inhibitor)
nHCM
Non-Obstructive HCM
HFpEF
Heart Failure with Preserved Ejection Fraction

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Introducing SEQUOIA - HCM Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 102

SEQUOIA-HCM: Strategic Objectives

SEQUOIA HCM

In patients with symptomatic, uncontrolled oHCM treated with *aficamten*, demonstrate:

- **Robust improvement in exercise capacity** using gold standard methodology
- Parallel alleviation of heart failure **symptoms and improvement in QoL**
- High level of **achievement of target LVOT gradients**
- Individualized, **rapid dose optimization**
- Ease of **echocardiographic-guided dose titration** – no PK-guided dosing
- **Functional and pharmacodynamic benefits** associated with:
  - Structural evidence of cardiac reverse remodeling
  - Good safety and tolerability profile
  - Maintenance of normal LVEF
  - Minimal dose interruptions
- **Favorable benefit-risk profile** on top of good SoC – BBs, CCBs, disopyramide

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SEQUOIA-HCM: Key Entry Criteria

- Males and females between 18 and 85 years of age, inclusive, at screening
- Body mass index <35 kg/m^2
- Diagnosed with oHCM per the following criteria:
  - Has LV hypertrophy and non-dilated LV chamber in the absence of other cardiac disease AND
  - Has end-diastolic LV wall thickness as measured by the echocardiography core laboratory of ≥15 mm in one or more myocardial segments
- Has resting LVOT-G ≥30 mmHg and post-Valsalva LVOT G ≥50 mmHg during screening as determined by the echocardiography core laboratory
- LVEF ≥60% at screening as determined by the echocardiography core laboratory
- NYHA Functional Class II or III at screening
- Exercise performance <80% predicted on screening CPET
- Patients on beta-blockers, verapamil, or diltiazem should have been on stable doses for >6 weeks prior to randomization and anticipate remaining on the same medication regimen during the trial

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SEQUOIA-HCM: Endpoints

SEQUOIA HCM

Phase 3 Clinical Trial Expected to Open for Enrollment in Q4 2021

Primary Objectives and Endpoints	
Exercise capacity in patients with oHCM	Δ pVO_2 by CPET from baseline to Week 24
Secondary Objectives and Endpoints	
To evaluate the effect on health status	Δ in KCCQ from baseline to Week 12 and Week 24
To evaluate the effect on NYHA FC	Proportion of patients with ≥1 class improvement in NYHA FC from baseline to Week 12 and Week 24
To evaluate the effect on post-Valsalva LVOT-G	Change in post-Valsalva LVOT-G from baseline to Week 12 and Week 24 & Proportion of patients with post-Valsalva LVOT-G <30 mmHg
To evaluate the effect on exercise capacity	Change in total workload during CPET from baseline to Week 24

pVO_2 = Peak oxygen uptake; KCCQ = Kansas City Cardiomyopathy Questionnaire Score; NYHA FC = New York Heart Association Functional Class; LVOT-G = Left Ventricular Outflow Tract Gradient; CPET = Cardiopulmonary Exercise Testing

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SEQUOIA-HCM: Phase 3 Trial Design

SEQUOIA HCM

Individualized dose up-titration based on echocardiography: LVEF ≥55%, Post-Valsalva LVOT-G ≥30 mmHg



Patients with oHCM treated with standard of care with post-Valsalva peak LVOT-G ≥50 mmHg and NYHA Class II/III
Screening
Randomization
1
1
Aficamten + SoC
Placebo + SoC
End of Study

Study Visits	Screen	D1	W2	W4	W6	W8	W12	W16	W20	W24	W28
Echocardiogram	▲	▲	▲*	▲*	▲*	▲*	▲	▲	▲	▲	▲
CPET	▲										
KCCQ		▲	▲	▲	▲	▲	▲	▲	▲	▲	▲
NYHA	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲
Echocardiogram			▲	▲	▲						

Dose Options (Dose optimization completed by Week 8)			
5 mg QD	10 mg QD	15 mg QD	20 mg QD

* Focused echocardiogram

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CMR Sub-Study: Exploratory Objectives, Endpoints





Cardiac Magnetic Resonance
Serial imaging gives us the highest definition images that can non-invasively quantify:

- Cardiac structure
- Cardiac function
- Tissue composition

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Aficamten: SEQUOIA-HCM

SEQUOIA HCM

Trial On Track to Start by Year End



Probable Sites	
US	35
Canada	2
Italy	10
France	7
Germany	9
Czech Republic	2
Denmark	3
Hungary	1
Netherlands	3
Poland	3
Portugal	2
Spain	5
UK	3
Israel	5
China	~8
Japan	TBD

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Franchise Strategy Andrew Callos, EVP, Chief Commercial Officer N o t F o r P r o m ot io n a l U s e , F o r I n v e s t o r s O n ly

Launch Guiding Principles Strengthen Franchise Build

Patient and customer centric	Creating **broad value for cardiac patients** and build long-term, **deep relationships with cardiologists** with multiple CV medicines
Cost-efficient	Leverage **Go-to-Market synergies** between multiple CV medicines, enabling **efficiencies** in both franchise functions and support functions
Scalable	Build and **develop core functional capabilities** while strategically outsourcing capabilities and processes that are non-core

Design commercial organization to optimize U.S. launch of *omecamtiv mecarbil*, enable geographic expansion & partnerships, and launch of *aficamten*

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Limited Incremental Cost For Future U.S. CV Launches

Building Today …

To optimize value capture for launch of *omecamtiv mecarbil*

- Building deep, long-term relationships

… To Lead Tomorrow

To support future launches and establish Cytokinetics as a CV leader

- Significant overlap between HFrEF and HCM

<1,000 Hospitals & HF Clinics

<10,000 Cardiologists

\+ **~15%** Additional Targets

= Coverage of vast majority of HCM claims

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Significant GTM Synergies Between *OM, Aficamten*

Sales Team	Given target overlap, leveraging same sales team
Commercial Support Functions	Utilize resources across brands (e.g., access, analytics, ...)
Medical Affairs	MSLs qualified to cover both HFrEF and HCM
Corporate Support Functions	Avoid costs of duplication (IT, Finance, HR, ...)

→ **Synergy PV of ~ $500M**

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Commercializing *Aficamten* Leverages Launch Build-Out

***Omecamtiv mecarbil* launch build-out ...**		**... enables *aficamten* commercialization**
Internal	Commercial **leadership** Scalable **organization** design **Marketing & analytics** **Field teams** **Medical Affairs** incl. MSLs **Systems** and business **processes**	→ ✓ **Further build on** commercial capabilities put in place by 2025
External	**Relationships** with cardiologists and payers **Partnership** with patient advocates **Reputation** in cardiovascular	→ ✓ Accelerate **CV franchise leadership** through relationships and partnerships

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Financial Foundation & Corporate Development Ching Jaw, CFO F o r I n v e s t o r s O n ly

Current Financial Summary Debt 2021 Guidance Cash Runway ~$183M Term loan plus convertible debt Est. net cash utilization for 2021 ~3 YRs ** E s t . c a s h r un w a y @ YE 2 1 C a s h o n H a n d t o E O Y ~$600M * E s t . c a s h b a l a n c e @ YE 2 1 *Excludes potential proceeds from business development and structured financing transactions in 2H21 ** B a s e d o n 202 1 s pend i n g g u i dan c e o f $19 5 - $215M ~$195 - 215M Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 115

Building Cytokinetics' Business on Solid Financials, Deals

Balanced approach to raising capital through equity raise and non-equity capital;

Pursue corporate partnerships to leverage partners' strength in complimentary geographies

Strong Balance Sheet	Current cash balance of more than $650M (~ 3years of runway based on 2021 guidance); $45M term loan; $138M convertible debt well above conversion price
Business Development	Pursuing licensing partnership(s) for *omecamtiv mecarbil* in Asia and Europe
Structured Financing	Raising non-equity dilutive capital through royalty monetization and structured debt

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Financing History Charting the Commercial Course : Analyst & Investor Day 2021 N o t fo r P r o m ot i o n a l U s e , F o r I n v e s t o r s O n l y 117 Capital raised: combination of strategic partners and investors As of 6/30/2021 Financing Equity U p f r o n t C a s h , O p t io n , & Milestones R & D R e i m b u r s e m e n t Total Private Investors (VCs) $116 $116 IPO $94 $94 Public Post - IPO/Other $906 $906 T e r m L o a n $45 $45 C o n v e r t ibl e D e b t ( n e t ) * $120.5 $120.5 $165.5 $1,116 $1,281.5 R T W / J i X i n g $50 $113 $163 Astellas $10 $130 $103 $243 Amgen $43 $145 $60 $248 R o y a l t y P h a r ma $10 $90 – $100 GSK $24 $22 $33 $79 AstraZeneca – – $2 $2 MyoKardia – – $2 $2 Global Blood – – $2 $2 G r a n t s ( A L S A ss o c / N I N D S / o t h e r ) – $6 – $6 $137 $506 $202 $845 in millions Investors Str a t e g i c Partners & G r a n t s *Net of fees and expenses, and Capped Call costs As of 6/30/2021, with proceeds from 7/23/21 offering

We Are Aware of Investor Concern Regarding CV Launches



Overestimating market potential

Company A believed its product would be used by up to 2M patients at peak in the US and **guided the Street to use an unrealistic launch analogue.** Overconfidence & ungated spending may have driven too aggressive investment strategy

Failure to learn from others' experience

Company D and E struggled to launch into genericized and competitive markets underscoring the need to **focus to highly concentrated and specialized customer segments**

Overly aggressive deployment of sales force and marketing expenses

Company B **too quickly hired more than 300 reps**, believing its sales force could cover the top 4 deciles of targets based on market research and projected sales uptake. When sales expectations failed to realize, the fixed cost size of the investment exceeded its net cash inflows

Better to focus to markets with high morbidity/mortality and high economic burden

Company C commercialized a new medicine absent compelling pharmacoeconomic rationale. **HEOR drives payer response**

Under-prepared for slower product adoption

Company F **failed to raise sufficient capital** in anticipation of the increased net cash burn associated with increasing operating expenses and delayed reimbursement

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Gating Commercial Spending to Achieve Profitability

Omecamtiv Mecarbil → ***Aficamten***

Gate commercial investments to milestones:

- NDA submission
- NDA filing by the FDA
- NDA approval
- Sales thresholds

Leverage overlap of hospital and physician bases between treatment of worsening HF and HCM:

- Field force synergies
- Improved brand margins through cost savings
- Achieve brand profitability sooner



Revenues
Expenses if no cost synergy
Expenses with cost synergy

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Q&A To ask a question in the room, please raise your hand. To ask a question online, type it into the tab on the left. N o t F o r P r o m ot io n a l U s e , F o r I n v e s t o r s O n ly

Closing Remarks Robert Blum, President & CEO N o t F o r P r o m ot io n a l U s e , F o r I n v e s t o r s O n ly

One Molecular Target Supports Emerging CV Franchise



Activate
Omecamtiv Mecarbil
Myosin
Inhibit
Aficamten
Tropomyosin
Actin
Calcium
Thin filament
ATP
Myosin head
Myosin lever arm
Thick filament

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Building a Cardiovascular Franchise

- Gated Investment Tied to Key Milestones
- Uncommon Franchise Strategy Opportunity
- Overlapping Physician, Hospital, Payor Customer Segments
- Compelling HEOR and Pharmacoeconomics
- High Clinical, Economic Burden
- Growing Prevalence with Aging Demographics
- Continued Life Cycle Management, Expanded Development



- Diversified Access to Additional Capital
- Major Public Policy Visibility
- Tractable to Lean Sales/Marketing Structure
- Big Pharma Investing in Market/Category Expansion
- Potential for High ROI with Layered Cash Flows
- Concentrated CV Specialty Care
- Add-on Complement to Standard of Care
- Strong Biological, Pharmacological Rationale

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123

Cytokinetics



# CHARTING THE COMMERCIAL COURSE

Analyst & Investor Day 2021

**Boxed lunches available to go**

**Recording and slides to be made available online at cytokinetics.com**

Not For Promotional Use, For Investors Only